SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

February 09, 2005

PRESIDION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-31489	65-0832987
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 W. Big Beaver, Suite 1700, Troy, Michigan		48084
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(248) 269-9600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 3.02. Unregistered Sales of Equity Securities.

On February 4, 2005 registrant received fully executed copies of agreements effective December 31, 2004 with two note holders from whom registrant’s subsidiary had purchased companies in 2001. (Referred to as Seller Financed Note A and Seller Financed Note B in registrant’s form 10-K for the fiscal year ending December 31, 2003). Upon receipt of these agreements registrant agreed to issue the holder of Seller Financed Note A 14,700,606 shares of common stock and the Holder of Seller Finance Note B 6,145,302 shares of common stock in exchange for the cancellation of all disputed claims for any unpaid principal and interest and the termination of their employment agreements. The common stock was issued under an exemption from registration under Section 4(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 09, 2005	Presidion Corporation
	By:	/s/ Craig A. Vanderburg
	Name:	Craig A. Vanderburg
	Title:	President, Chief Executive Officer and Director